Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

This document relates to an exchange offer (the “Exchange Offer”) made by Etablissements Delhaize Frères et Cie “Le Lion” (Groupe Delhaize) (“Delhaize Group” or the “Company”). The Exchange Offer is described in the Prospectus dated January , 2011 (the “Prospectus”) and in this Letter of Transmittal (this “Letter of Transmittal”). All terms and conditions contained in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal, unless otherwise defined herein. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the “Terms and Conditions.”

LETTER OF TRANSMITTAL

relating to

ETABLISSEMENTS DELHAIZE FRÈRES

ET CIE “LE LION” (GROUPE DELHAIZE)

(“Delhaize Group”)

Offer to Exchange

any and all Outstanding

5.70% Senior Notes due 2040 of Delhaize Group

CUSIP Nos. 24668PAD9 and B3344DAA6

(the “Original Notes”)

for

5.70% Senior Notes due 2040 of Delhaize Group

CUSIP No. 24668PAE7

which have been registered under the Securities Act of 1933, as amended

(the “Exchange Notes”)

pursuant to the terms of the Prospectus, dated January , 2011

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2011, UNLESS EXTENDED OR EARLIER TERMINATED IN ACCORDANCE WITH THE PROSPECTUS (AS IT MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN ANYTIME PRIOR TO EXPIRATION DATE.

To participate in this Exchange Offer, the tendering holder must represent to us that (i) the Exchange Notes to be received by it will be acquired in the ordinary course of its business; (ii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) it has not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; and (iv) unless it is our affiliate, it is not a broker-dealer that acquired Original Notes for its own account as a result of market-making or other trading activities

Each holder of Original Notes wishing to accept the Exchange Offer, except holders of Original Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, The Bank of New York Mellon (the “Exchange Agent”), on or prior to the Expiration Date.

The Exchange Agent for the exchange offer is:

The Bank of New York Mellon

For Delivery by Mail, Hand or Overnight Delivery:

The Bank of New York Mellon

One Canada Square

London E14 5AL

United Kingdom

Attention: Les Cummings

For Facsimile Transmission

(for eligible institutions only):

+ 44 207 964 2536

Attention: Les Cummings

To Confirm by Telephone or for Information Call:

+ 44 207 964 4958

Delivery of this Letter of Transmittal to an address, or transmission hereof via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal may be used to accept the Exchange Offer, if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through DTC’s ATOP procedures. Unless you intend to tender Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with the certificates for the Original Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offer.

Holders of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation,” which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of the Letter of Transmittal as an undersigned thereof and that Delhaize Group may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, eligible holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

Subject to the Terms and Conditions and applicable law, in exchange for Original Notes accepted for tender, Delhaize Group will issue a like principal amount of Exchange Notes. Outstanding Original Notes may be exchanged only in a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued only in a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Exchange Notes will be issued by deposit in book-entry form with the Exchange Agent to tendering holders. Accordingly, holders who anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt, on such holder’s behalf, of any Exchange Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant and account information in this Letter of Transmittal.

The Exchange Notes will be issued in exchange for Original Notes in the Exchange Offer, if consummated, by the third business day following the Expiration Date or as soon as practicable thereafter (the “Exchange Date”).

The Exchange Agent will act as agent for the tendering holders of Original Notes for the purpose of receiving Exchange Notes (in book-entry form) from Delhaize Group, and delivering the Exchange Notes (in book-entry form) to or at the direction of those holders. The Exchange Agent will make this delivery on the Exchange Date or as soon thereafter as practicable.

CERTAIN OFFER RESTRICTIONS

United Kingdom

This Letter of Transmittal, the Exchange Offer, the Prospectus and any other offer material relating to the Exchange Offer are each a communication falling within section 21(1) of the UK Financial Services and Markets Act 2000 having the benefit of an exemption to the applicable restrictions regarding financial promotion pursuant to Articles 19 and 43 of the UK Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) (the “Order”) and are, therefore, only made to, or directed at, persons falling within those articles of the Order and any other persons to whom this Letter of Transmittal, the Exchange Offer, the Prospectus and such other offer material can otherwise be lawfully communicated (together being referred to as “relevant persons” in this paragraph), and must not be acted on or relied upon by persons other than relevant persons. Any investment activity referred to in this Letter of Transmittal, the Exchange Offer, the Prospectus or such other offer material are available only to relevant persons and will be engaged in only with relevant persons.

Belgium

The Exchange Offer is not being made, directly or indirectly, in Belgium and has not been submitted to the Belgian Banking, Finance and Insurance Commission (Commission bancaire, financière et des assurances/Commissie voor het Bank-, Financie- en Assurantiewezen) pursuant to applicable Belgian laws and regulations.

TENDER OF ORIGINAL NOTES

To effect a valid tender of Original Notes through the completion, execution and delivery of a Letter of Transmittal, the undersigned must complete the tables below entitled “Description of Original Notes Tendered” and sign the Letter of Transmittal where indicated.

Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below, on the Exchange Date or as soon as practicable thereafter. Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective and Delhaize Group will have the right, which it may waive, to reject such tender without notice.

DESCRIPTION OF ORIGINAL NOTES TENDERED

(see Instructions 2 and 3)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Original Notes Being Tendered	Name of DTC Participant and Participant’s Account Number in which Original Notes are held and the corresponding Exchange Notes are to be delivered.	Aggregate Principal Amount of Original Notes*
5.70% Notes due 2040 (CUSIP: 24668PAD9 and B3344DAA6)

*	The principal amount of Original Notes tendered hereby must be in a minimum denomination of $1,000 or an integral multiple of $1,000 in excess thereof. See Instruction 3.

Note: Signatures must be provided below

Please read the accompanying Instructions carefully.

Ladies and Gentlemen:

The undersigned hereby tenders to Delhaize Group the aggregate principal amount of Original Notes indicated in the table above entitled “Description of Original Notes Tendered.”

If the undersigned is not the Registered Holder (as defined below, see Instruction 4), or such holder’s legal representative or attorney-in-fact, in order to validly tender its Original Notes, the undersigned must obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to tender such Original Notes on behalf of the holder thereof, and such proxy must be delivered with this Letter of Transmittal.

Delhaize Group’s obligation to complete the exchange offer with respect to Original Notes is conditioned on certain customary conditions, although Delhaize Group may waive in its discretion any such condition with respect to the exchange offer. If the exchange offer is consummated, Exchange Notes will be issued under the indenture, as supplemented, (the “Delhaize Group Indenture”) with The Bank of New York Mellon as trustee (the “Trustee”).

The undersigned understands that Original Notes validly tendered and not withdrawn (or defectively tendered Original Notes with respect to which Delhaize Group has, or has caused to be, waived such defect) will be deemed to have been accepted by Delhaize Group if, as and when Delhaize Group gives oral or written notice thereof to the Exchange Agent. The undersigned understands that subject to the Terms and Conditions, Original Notes accepted by Delhaize Group in accordance with such Terms and Conditions will be exchanged for Exchange Notes. The undersigned understands that, under certain circumstances, Delhaize Group may not be required to accept any of the Original Notes tendered. If any Original Notes are not accepted for exchange for any reason (or if Original Notes are validly withdrawn), such unexchanged (or validly withdrawn) Original Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the Exchange Offer.

Following the Expiration Date, and subject to, and effective upon, Delhaize Group’s acceptance of the Original Notes tendered hereby, upon the Terms and Conditions, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Delhaize Group or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Original Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against Delhaize Group or any fiduciary, trustee, fiscal agent or other person connected with the Original Notes arising under, from or in connection with such Original Notes.

The undersigned understands that tenders of Original Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Original Notes by Delhaize Group will, following the Expiration Date, constitute a binding agreement between the undersigned and Delhaize Group upon the Terms and Conditions.

The tendering Holder also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in several no-action letters issued to third parties, and subject to the immediately following sentence, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any person receiving such Exchange Notes in the United States, whether or not such person is the holder (other than (i) any such holder or other such person that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or (ii) that purchased the Original Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act) without compliance with the registration and prospectus delivery provision of the Securities Act (except in the case of broker-dealers, as set forth below); provided, that such Exchange Notes are acquired in the ordinary course of business of the holder or such person and neither the holder nor such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes.

The tendering holder represents that (i) the Exchange Notes to be received by it will be acquired in the ordinary course of its business; (ii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) it has not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; and (iv) unless it is our affiliate, it is not a broker-dealer that acquired Original Notes for its own account as a result of market-making or other trading activities.

In addition, if the tendering holder is not a broker-dealer, the tendering holder represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the tendering holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees that:

(1)	it has received and reviewed the Prospectus and this Letter of Transmittal;

(2)	it is the Beneficial Owner (as defined below) of, or a duly authorized representative of one or more such Beneficial Owners of, the Original Notes tendered hereby and it has full power and authority to execute this Letter of Transmittal;

(3)	the Original Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and acknowledges that Delhaize Group will acquire good, indefeasible and unencumbered title to such Original Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Delhaize Group;

(4)	it will not sell, pledge, hypothecate or otherwise encumber or transfer any Original Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5)	it acknowledges that (a) none of Delhaize Group, the Exchange Agent, or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to it with respect to Delhaize Group or the offer or sale of any Exchange Notes, other than the information included in the Prospectus (as amended or supplemented to the Expiration Date), and (b) any information it desires concerning Delhaize Group and the Exchange Notes or any other matter relevant to its decision to exchange for the Exchange Notes (including a copy of the Prospectus) is or has been made available to it;

(6)	it (or the account for which it is acting) is able to act on its own behalf for itself in the transactions contemplated by the Prospectus;

(7)	the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with the Exchange Offer and the transactions contemplated thereby, in each case on and subject to the Terms and Conditions;

(8)	the submission of this Letter of Transmittal to the Exchange Agent shall, subject to the undersigned’s ability to withdraw its tender prior to the Expiration Date, and subject to the Terms and Conditions generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Original Notes tendered hereby in favor of Delhaize Group or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney’s and/or agent’s discretion and the certificate(s) and other document(s) of title relating to such Original Notes’ registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in Delhaize Group or its nominees such Original Notes;

(9)	that the terms and conditions of the Exchange Offer contained in the Prospectus shall be deemed to be incorporated in, and form part of, this Letter of Transmittal which shall be read and construed accordingly; and

(10)	it understands that Delhaize Group, the Exchange Agent and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations and agreements made by it by its submission of this Letter of Transmittal or its agreement to the terms of this Letter of Transmittal pursuant to an agent’s message, are, at any time prior to the consummation of the Exchange Offer, no longer accurate, it shall promptly notify Delhaize Group; if the undersigned is acquiring Exchange Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account.

The representations and warranties and agreements of an eligible holder tendering Original Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Exchange Date. For purposes of this Letter of Transmittal, the “Beneficial Owner” of any Original Notes shall mean any eligible holder that exercises sole investment discretion with respect to such Original Notes.

If the exchange offer is amended in a manner determined by Delhaize Group to constitute a material change, Delhaize Group will promptly disclose that amendment to holders of Original Notes and Delhaize Group will extend the exchange offer to a date up to ten business days after disclosing the amendment, depending upon the significance of the amendment and the manner of disclosure to the holders, if the exchange offer would otherwise have expired during that up to ten business day period.

Without limiting the manner in which Delhaize Group may choose to make a public announcement of any delay, extension, amendment or termination of the exchange offer, Delhaize Group will have no obligation to publish, advertise or otherwise communicate that public announcement other than by making a timely release to any appropriate news agency, including the Dow Jones News Service.

If the “Special Return Instructions” box (found below) is completed, please credit the DTC account for any book-entry transfers of Original Notes not accepted for exchange into the account so indicated.

The undersigned recognizes that Delhaize Group has no obligation under the “Special Return Instructions” provision of this Letter of Transmittal to effect the transfer of any Original Notes from the holder(s) of Original Notes thereof if Delhaize Group does not accept any of the principal amount of the Original Notes tendered pursuant to this Letter of Transmittal.

SPECIAL RETURN INSTRUCTIONS

(See Instructions 2 and 5)

To be completed ONLY if Original Notes in the principal amount not accepted by Delhaize Group are to be returned in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and/or sent to a DTC participant account different from that indicated in the table entitled “Description of Original Notes Tendered.”

Please issue Original Notes not accepted, to:

Name of DTC Participant:

DTC Participant Account Number:

Contact at DTC Participant:

SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Delhaize Group the principal amount of the Original Notes listed in the table on page 4 labeled “Description of Original Notes Tendered.”

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and Delhaize Group of such person’s authority to so act. See Instruction 4.

Name(s):

(please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE (If required-See Instruction 4)

Signature(s) Guaranteed by an Eligible Institution:

Signature(s) Guaranteed by

An Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:             , 20

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by tendering holders of Original Notes if tender of such Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. Eligible holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Original Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Original Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Original Notes for purposes of the Exchange Offer.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to Delhaize Group or DTC.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither Delhaize Group nor the Exchange Agent is under any obligation to notify any tendering holder of Original Notes of Delhaize Group’s acceptance of tendered Original Notes prior to the Expiration Date.

2. Delivery of the Exchange Notes. Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and account number (along with any other required account information) needed to permit such delivery must be provided in the table on page 4 hereof entitled “Description of the Original Notes Tendered.” Failure to do so will render a tender of Original Notes defective, and Delhaize Group will have the right, which it may waive, to reject such tender without notice. Eligible holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Exchange Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

3. Amount of Tenders. Tenders of Original Notes will be accepted only in a minimum denomination of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Original Notes tendered.

4. Signatures on Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures. For purposes of this Letter of Transmittal, the term “Registered Holder” means an owner of record as well as any DTC participant that has Original Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on the Letter of Transmittal need not be guaranteed if:

•

the Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Original Notes and the holder(s) has not completed the box entitled “Special Return Instructions” on the Letter of Transmittal; or

•	the Original Notes are tendered for the account of an “eligible institution.”

An “eligible institution” is one of the following firms or other entities identified in Rule l7Ad-15 under the Securities Exchange Act of 1934 (as the terms are defined in Rule 17Ad-15):

(a)	a bank;

(b)	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(c)	a credit union;

(d)	a national securities exchange, registered securities association or clearing agency; or

(e)	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Original Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign the Letter of Transmittal.

Delhaize Group will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Original Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Delhaize Group, evidence satisfactory to Delhaize Group of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial Owners whose tendered Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Original Notes.

5. Special Return Instructions. All Original Notes tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled “Description of the Original Notes Tendered” or, if completed, according to the “Special Return Instructions” box in this Letter of Transmittal.

6. Transfer Taxes. Delhaize Group will pay all transfer taxes, if any, applicable to the transfer and sale of Original Notes to Delhaize Group in the exchange offer. If transfer taxes are imposed for any reason other than the transfer and sale of the Original Notes to Delhaize Group, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder. Transfer taxes that will not be paid by Delhaize Group include taxes, if any, imposed:

•	if Exchange Notes in book-entry form are to be registered in the name of any person other than the person signing the letter of transmittal, or

•	if tendered Original Notes are registered in the name of any person other than the person signing the letter of transmittal.

If satisfactory evidence of payment of or exemption from transfer taxes that are not required to be borne by Delhaize Group is not submitted with the letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Original Notes tendered by that holder.

7. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by Delhaize Group in its sole discretion, which determination will be final and binding. Delhaize Group reserves the absolute right to reject any and all tenders of Original Notes not in proper form or any Original Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Delhaize Group also reserves the absolute right to waive any defect or irregularity in tenders of Original Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the Terms and Conditions by Delhaize Group shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as Delhaize Group shall determine. None of Delhaize Group, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Exchange Offer Expiration Date or the withdrawal or termination of the Exchange Offer.

8. Waiver of Conditions. Delhaize Group reserves the absolute right to amend or waive any of the conditions in the Exchange Offer concerning any Original Notes at any time.

9. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

10. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

11. Tax Identification Number. Under United States federal income tax laws, payments made with respect to the Exchange Offer or the Exchange Notes may be subject to backup withholding (currently at a rate of 28%). Generally, such payments may be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and provides certain certifications. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service (the “IRS”), provided that the required information is timely furnished to the IRS.

To avoid backup withholding, a U.S. Holder (as defined in the Prospectus) should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 included herein and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a U.S. Holder is required to certify on Substitute Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidelines on completing the Substitute Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS.

To prevent backup withholding, a Non-U.S. Holder (as defined in the Prospectus) should (i) submit a properly completed IRS Form W-8 BEN or other applicable Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained on the web at www.irs.gov.

Certain holders (including, among others, corporations and certain non-U.S. persons) may be exempt from these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for further information regarding exempt holders. Exempt holders should furnish their TIN, check the box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

Pursuant to recently enacted legislation, however, certain payments made to corporations after December 31, 2011 may also be subject to backup withholding requirements.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregard entity, C=corporation, P=partnership)▶
☐ Other
Address

City, state, and ZIP code

PART 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” in the box at right, certify by signing and dating below, and complete the following “Certificate of Awaiting Taxpayer Identification Number” box.

Social Security Number
OR

Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 28%), until I provide a Taxpayer Identification Number.

Signature	Date	, 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)

b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5. Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION NUMBER of

6. A valid trust, estate, or pension trust	Legal entity (4)

7. Corporation or LLC electing corporate status on Form 8832	The corporation

8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9. Partnership or multi-member LLC	The partnership or LLC

10. A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also obtain this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, complete the “Certificate of Awaiting Taxpayer Identification Number”, and sign and date this Form W-9 and give it to the Exchange Agent.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the Exchange Agent.

CAUTION: A domestic entity that is disregarded for U.S. federal income tax purposes that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are currently exempt from backup withholding for certain payments, such as interest and dividends.

Pursuant to recently enacted legislation, however, certain payments made to corporations after December 31, 2011 may also be subject to backup withholding requirements.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may currently be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold (currently at the rate of 28%) from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply including those listed below.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender, an eligible holder of Original Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Exchange Agent for the exchange offer is:

The Bank of New York Mellon

For Delivery by Mail, Hand or Overnight Delivery:

The Bank of New York Mellon

One Canada Square

London E14 5AL

United Kingdom

Attention: Les Cummings

For Facsimile Transmission

(for eligible institutions only):

+ 44 207 964 2536

Attention: Les Cummings

To Confirm by Telephone or for Information Call:

+ 44 207 964 4958

A holder of Original Notes may contact such holder’s custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Exchange Offer.